Exhibit 10.2

THIRD AMENDMENT TO

AMENDED AND RESTATED LEASE AGREEMENT NO. 2

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 2 (this “Amendment”) is made and entered into as of September 23, 2015 by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 16, 2015, and that certain Second Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 23, 2015 (as so amended, the “Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain land and improvements, all as set forth in the Lease; and

WHEREAS, as of the date of this Amendment, HPT TA Properties LLC has acquired from Tenant certain land and improvements comprising a travel center having an address at 3001 Grant Street, Gary, Indiana 46408, as further described on Exhibit A-38 attached to this Amendment (collectively, the “Gary Property”); and

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Gary Property as a Property (as defined in the Lease);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Capitalized Terms.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease.

2.                                      Commencement Date.  The defined term “Commencement Date” shall mean, with respect to the Gary Property, the date of this Amendment.

3.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Six Million Two Hundred Ninety-Six Thousand Nine Hundred Seventy-Four and 55/100ths Dollars ($46,296,974.55), subject to adjustment as provided in Section 3.1.1(b).

4.                                      Leased Property.  Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-37” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-38”.

5.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-37” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-38” attached hereto and (b) adding Exhibit A-38 attached to this Amendment immediately following Exhibit A-37 to the Lease.

6.                                      Exhibit B.  Exhibit B to the Lease is hereby deleted in its entirety and replaced with Exhibit B attached to this Amendment.

7.                                      Exhibit C.  Exhibit C to the Lease is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.

8.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

[Signature Page Follows]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

HPT TA PROPERTIES LLC

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

3

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

4

EXHIBITS A-1 through A-38

Land

Exhibit	TA Site No.	Property Address
A-1	54	9201 Grand Bay Wilmer Rd, Grand Bay (Mobile), AL 36541.
A-2	7	2949 S. Toltec Road, Eloy, AZ 85213.
A-3	94	946 West Beale Street, Kingman, AZ, 86401.
A-4	33	408 Highway 149 North, Earle (West Memphis), AR 72331.
A-5	227	2930 Lenwood Rd., Barstow, CA 92311.
A-6	57	19483 Knighton Rd., Redding, CA 96002.
A-7	248	1650 C.R. 210 West, Jacksonville (Jacksonville South), FL 32259.
A-8	158	11706 Tamp Gateway Blvd., Seffner (Tampa), FL 33584.
A-9	156	30732 Highway 441 South, Commerce, GA 30529.
A-10	249	6901 Bellville Road, Lake Park, GA 31636.
A-11	167	4115 Broadway, Boise, ID 83705.
A-12	30	16650 Russell Rd., Russell (Chicago North), IL 60075.
A-13	199	819 Edwardsville Road, Troy, IL 62294.
A-14	65	2636 E. Tipton Street, Seymour, IN 47274.
A-15	66	3210 South 7th Street, Council Bluffs, IA 51501.
A-16	237	8560 Greenwood Rd., Greenwood, LA 71033.
A-17	69	1255 N. Dixie Hwy, Monroe, MI 48162.
A-18	190	13400 Rogers Drive, Rogers, MN 55374.
A-19	52	100 North Broadway, Oak Grove, MO 64075.
A-20	90	103 Prospectors Drive , Ogallala, NE 69153.
A-21	108	8050 Dean Martin Drive, Las Vegas, NV 89139.
A-22	48	975 St. Rt. 173, Bloomsbury, NJ 08804.
A-23	23	HC 69 - Box 120, Santa Rosa, NM 88435.
A-24	209	40 Riverside Drive, Fultonville, NY 12072.
A-25	2	1101 NC Highway 61, Whitsett (Greensboro), NC 27377.
A-26	39	10679 Lancaster Rd., Hebron, OH 43025.
A-27	29	5551 St. Rt. 193, Kingsville, OH 44048.
A-28	59	501 South Morgan Road, Oklahoma City (West), OK 73128.
A-29	56	21856 Bents Road, NE, Aurora (Portland), OR 97002.
A-30	215	4050 Depot Road, Erie (Harborcreek), PA 16510.
A-31	12	7848 Linglestown Road, Harrisburg, PA 17112.
A-32	13	608 Lovell Road, Knoxville, TN 37932.
A-33	17	6800 Thompson Road, Baytown, TX 77522.
A-34	230	704 West Interstate 20, Big Spring, TX 79720.
A-35	147	6170 I-10 East , San Antonio, TX 78219.
A-36	1	100 N. Carter Road, Ashland (Richmond), VA 23005.
A-37	170	435 Winton Parkway, Livingston, CA 95334.
A-38	369	3001 Grant Street, Gary, IN 46408

[See attached copies.]

EXHIBIT A-38

3001 Grant Street

Gary, Indiana 46408

PARCEL 1:

PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET (54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST 1/4) WHICH IS 1899.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4; THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET, 120 FEET; THENCE NORTH PARALLEL TO THE EAST LINE OF GRANT STREET, 182.95 FEET MORE OR LESS, TO A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST 1/4 THROUGH A POINT IDENTIFIED AS STATION 2 PLUS 35 ON CENTER LINE “C” AS SET OUT IN THE DESCRIPTION OF PARCEL 334 OF PROJECT NO. 265, SECTION 22, IN A RIGHT-OF-WAY GRANT TO THE STATE HIGHWAY DEPARTMENT OF INDIANA, RECORDED IN RIGHT OF WAY GRANT RECORD 1127 PAGE 273, IN THE OFFICE OF THE RECORDER OF LAKE COUNTY, INDIANA; THENCE WEST ALONG SAID PERPENDICULAR LINE 120 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTH ALONG THE EAST LINE OF GRANT STREET 182.95 FEET, MORE OR LESS TO THE POINT OF BEGINNING.

PARCEL 2:

PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1,799.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4 OF SECTION 21, SAID POINT OF BEGINNING BEING 200 FEET NORTH OF THE NORTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE PARCEL IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626 PAGE 238; THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND 200 FEET NORTH OF A LINE PARALLEL WITH THE NORTH LINE OF SAID ENTRANCE PARCEL, 120 FEET; THENCE NORTH AND PARALLEL WITH THE EAST LINE OF GRANT STREET 100 FEET; THENCE WEST AT RIGHT ANGLES 120 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTH ALONG THE EAST LINE OF GRANT STREET 100 FEET TO THE PLACE OF BEGINNING.

PARCEL 3:

A PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST RIGHT-OF-WAY LINE GRANT STREET (54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST 1/4) WHICH IS 1,799.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4; THENCE EAST RIGHT ANGLES TO THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 120.0 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING EAST ALONG SAID LAST MENTIONED COURSE 120.0 FEET; THENCE NORTH PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 283.95 FEET MORE OR LESS TO A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST 1/4, THROUGH A POINT IDENTIFIED AS STATION 2 PLUS 35 ON CENTER LINE “C” AS SET OUT IN THE DESCRIPTION OF PARCEL 334 OF PROJECT NO. 265, SECTION 22, IN A RIGHT-OF-WAY GRANT TO THE STATE HIGHWAY DEPARTMENT OF INDIANA, RECORDED IN A RIGHT-OF-WAY GRANT RECORD 1127 PAGE 273, IN THE OFFICE OF THE RECORDED OF LAKE COUNTY, INDIANA; THENCE WEST ALONG SAID PERPENDICULAR LINE 120.0 FEET THENCE SOUTH PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 282.95 FEET MORE OR LESS TO THE POINT OF BEGINNING, EXCEPT FROM THE ABOVE DESCRIBED PARCEL THAT PART DESCRIBED AS FOLLOWS: PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1,799.03 FEET NORTH OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SECTION 21, SAID POINT OF COMMENCEMENT BEING 200 FEET NORTH OF THE NORTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626 PAGE 238; THENCE EAST RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND 200 FEET NORTH OF AND PARALLEL WITH THE NORTH LINE OF SAID ENTRANCE PARCEL, 120 FEET TO THE POINT OF BEGINNING; THENCE NORTH PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 282.95 FEET, MORE OR LESS, TO A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST 1/4 OF SECTION 21; THENCE EAST ON SAID PERPENDICULAR LINE, 30 FEET; THENCE SOUTH 68.97 FEET; THENCE WEST 24 FEET; THENCE SOUTH 213.95 FEET TO A POINT 6 FEET EAST OF THE POINT OF BEGINNING; THENCE WEST 6 FEET TO THE POINT OF BEGINNING.

PARCEL 4:

PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1,799.03 FEET NORTH OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SECTION 21, SAID POINT OF COMMENCING BEING 200 FEET NORTH OF THE NORTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626 PAGE 238; THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND 200 FEET NORTH OF AND PARALLEL WITH THE NORTH LINE OF SAID ENTRANCE PARCEL 120 FEET TO THE POINT OF BEGINNING: THENCE NORTH

PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 282.95 FEET, MORE OR LESS, TO A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST 1/4 OF SECTION 21; THENCE EAST ON SAID PERPENDICULAR LINE, 30 FEET; THENCE SOUTH 68.97 FEET; THENCE WEST 24 FEET; THENCE SOUTH 213.98 FEET TO A POINT 6 FEET EAST OF THE POINT OF BEGINNING; THENCE WEST 6 FEET TO THE POINT OF BEGINNING.

PARCEL 5:

A PART OF THE NORTHWEST 1/4 OF SECTION 21. TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, MORE PARTICULARLY DESCRIBE AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST RIGHT-OF-WAY LINE OF GRANT STREET SAID POINT BEING 54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST 1/4 OF SECTION 21, AND 1,799.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4 OF SECTION 21: THENCE EAST OF RIGHT ANGLES TO THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 120.00 FEET TO THE POINT OF BEGINNING: THENCE CONTINUING EAST 120.00 FEET; THENCE NORTH ON PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET, 205.18 FEET, MORE OR LESS, TO A POINT WHICH IS 78.77 FEET SOUTH OF LINE DRAWN AT RIGHT ANGLES TO THE WEST LINE OF SAID NORTHWEST 1/4 OF SECTION 21 THROUGH A POINT IDENTIFIED AS STATION 2 PLUS 35 ON CENTER LINE “C” AS SET OUT IN THE DESCRIPTION OF PARCEL 334 OF PROJECT NO. 265, SECTION 22 IN A RIGHT-OF- WAY GRANT TO THE INDIANA DEPARTMENT OF HIGHWAYS, RECORDED IN RIGHT-OF-WAY GRANT RECORD 1127 PAGE 273, IN THE OFFICE OF THE RECORDER OF LAKE COUNTY, INDIANA: THENCE EAST PERPENDICULAR TO THE EAST RIGHT-OF-WAY LINE OF GRAND STREET 271.00 FEET; THENCE SOUTH PARALLEL WITH EAST RIGHT-OF-WAY LINE GRANT STREET 305.18 FEET; THENCE CONTINUING WEST PERPENDICULAR TO THE EAST RIGHT-OF-WAY LINE OF GRAND STREET, 391.00 FEET; THENCE NORTH PERPENDICULAR TO SAID LAST MENTIONED COURSE 100.00 FEET TO THE POINT OF BEGINNING.

PARCEL 6:

THAT PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1,434.03 FEET, NORTH OF THE SOUTH LINE OF THE SAID NORTHWEST 1/4 OF SECTION 21; THENCE EAST AT RIGHT ANGLES IN THE EAST LINE OF GRANT STREET A DISTANCE OF 120 FEET; THENCE NORTH PARALLEL TO THE EAST LINE OF GRANT STREET A DISTANCE OF 115 FEET TO THE SOUTH LINE OF THE ENTRANCE PARCEL OF THE U.S. ARMY SITE, AS THE SAID ENTRANCE PARCEL IS DESCRIBED IN RIGHT-OF-WAY EASEMENT, IN MISCELLANEOUS RECORD 626 PAGE 238 AS DOCUMENT NO. 811940, IN LAKE COUNTY, INDIANA; THENCE WEST AT RIGHT ANGLE TO THE EAST LINE OF GRANT STREET, ALONG THE SOUTH LINE OF SAID ENTRANCE PARCEL A DISTANCE OF 120 FEET TO THE EAST LINE OF GRANT

STREET; THENCE SOUTH ALONG THE EAST LINE OF GRANT STREET A DISTANCE OF 115 FEET TO THE POINT OF BEGINNING.

PARCEL 7:

PART OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE WEST LINE OF SAID NORTHWEST QUARTER, SAID POINT BEING IDENTIFIED AS STATION 2 PLUS 35 ON CENTERLINE “C” AS SHOWN IN THE DESCRIPTION OF PARCEL 334 OF PROJECT NO. 265, SECTION 22 IN A RIGHT-OF-WAY GRANT TO THE STATE HIGHWAY DEPARTMENT (INDIANA DEPARTMENT OF TRANSPORTATION), RECORDED IN RIGHT-OF-WAY GRANT RECORD 1127, PAGE 273, IN THE RECORDER’S OFFICE OF SAID COUNTY, THENCE EAST ALONG A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST QUARTER (SAID WEST LINE ASSUMED TO BE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST), SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 294.00 FEET TO THE NORTHEAST CORNER OF PARCEL “C” AS DESCRIBED TO TA OPERATING LLC IN A SPECIAL WARRANTY DEED, RECORDED AS DOCUMENT NUMBER 2011-035107 ON JUNE 29, 2011 IN SAID RECORDER’S OFFICE AND THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 78.77 FEET ALONG THE EAST LINE OF SAID PARCEL “C” TO THE NORTHWEST CORNER OF PARCEL “E” AS DESCRIBED IN SAID TA OPERATING LLC DEED; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 271.00 FEET ALONG THE NORTH LINE OF SAID PARCEL “E” TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 305.18 FEET (DEED), 304.18 FEET (CALCULATED) TO THE SOUTHEAST CORNER THEREOF; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 385.00 FEET ALONG THE SOUTH LINE OF SAID PARCEL “E” TO THE NORTHEAST CORNER OF A PARCEL OF LAND DESCRIBED TO NORTHLAND DEVELOPMENT CORPORATION, INCORPORATED, IN A QUIT CLAIM DEED, RECORDED AS DOCUMENT NUMBER 945241 ON OCTOBER 23, 1987 IN SAID RECORDER’S OFFICE; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 505.02 FEET ALONG THE EAST LINE OF SAID NORTHLAND PARCEL TO THE SOUTHERLY LINE OF A PARCEL OF LAND DESCRIBED TO THE CITY OF GARY IN A QUIT CLAIM DEED, RECORDED AS DOCUMENT NO. 623001 IN BOOK 1294, PAGE 225 ON JULY 1, 1965 IN SAID RECORDER’S OFFICE; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 23.93 FEET ALONG LAST SAID SOUTHERLY LINE TO THE EAST LINE OF SAID NORTHLAND PARCEL; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 193.89 FEET (DEED) 194.89 FEET (CALCULATED) ALONG THE EAST LINE OF SAID NORTHLAND PARCEL TO THE NORTH LINE OF PARCEL “J” AS DESCRIBED IN SAID TA OPERATING LLC DEED; THENCE SOUTH 88 DEGREES 57 MINUTES 58 SECONDS EAST, 97.28 FEET ALONG THE NORTH LINE OF SAID PARCEL “J” TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 290.00 FEET ALONG THE EAST LINE OF SAID PARCEL “J” TO THE NORTH RIGHT OF WAY LINE OF 32ND AVENUE (CURRENTLY BEING 100 FOOT RIGHT OF WAY WIDTH); THENCE SOUTH 88 DEGREES 57 MINUTES 58 SECONDS

EAST, 1024.96 FEET ALONG SAID NORTH RIGHT OF WAY LINE TO THE EAST LINE OF THE WEST HALF OF SAID NORTHWEST QUARTER; THENCE NORTH 00 DEGREES 01 MINUTES 14 SECONDS EAST, 1148.11 FEET ALONG LAST SAID EAST LINE TO A LINE 245.00 FEET SOUTH OF AND PARALLEL WITH SAID LINE DRAWN PERPENDICULAR AND THROUGH SAID POINT IDENTIFIED AS STATION 2 PLUS 35; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 711.40 FEET ALONG SAID PARALLEL LINE TO A LINE 50 FEET EAST OF AND PARALLEL WITH SAID EAST LINE OF PARCEL “E”; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS WEST, 245.00 FEET ALONG LAST SAID PARALLEL LINE TO SAID LINE DRAWN PERPENDICULAR AND THROUGH SAID POINT IDENTIFIED AS STATION 2 PLUS 35; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 321.00 FEET ALONG SAID LINE DRAWN PERPENDICULAR THROUGH SAID POINT IDENTIFIED AS STATION 2 PLUS 35 TO THE POINT OF BEGINNING, CONTAINING 28.58 ACRES MORE OR LESS.

PARCEL 8:

A PART OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST RIGHT OF WAY LINE OF GRANT STREET, SAID POINT BEING 54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST QUARTER OF SECTION 21 AND 1,699.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST QUARTER OF SECTION 21; THENCE EAST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET 120.00 FEET TO THE TRUE POINT OF BEGINNING, SAID POINT OF BEGINNING BEING 100 FEET NORTH OF THE NORTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE PARCEL IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626, PAGE 238; THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND 100 FEET NORTH OF AND PARALLEL WITH THE NORTH LINE OF SAID ENTRANCE PARCEL 6.00 FEET; THENCE SOUTH AND PARALLEL WITH THE EAST LINE OF GRANT STREET 100 TO THE NORTHEASTERLY CORNER OF SAID ENTRANCE PARCEL; THENCE WEST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND ALONG THE NORTH LINE OF SAID ENTRANCE PARCEL 6.00 FEET; THENCE NORTH AND PARALLEL WITH THE EAST LINE OF GRANT STREET 100 FEET TO THE TRUE POINT OF BEGINNING;

ALSO, A PART OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF GRANT STREET AND THE NORTH RIGHT OF WAY LINE OF WEST 32ND AVENUE, WHICH POINT OF INTERSECTION IS 54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST QUARTER OF SECTION 21 AND 710.20 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST QUARTER OF SECTION 21; THENCE EAST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET 120.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING NORTH AND PARALLEL

WITH THE EAST RIGHT OF WAY LINE OF GRANT STREET 838.91 FEET TO A POINT ON THE SOUTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE PARCEL IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626, PAGE 238; THENCE EAST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET ALONG SAID SOUTH LINE OF SAID ENTRANCE PARCEL 6.00 FEET; THENCE SOUTH AND PARALLEL WITH THE EAST RIGHT OF WAY LINE OF GRANT STREET 355.02 FEET; THENCE EAST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET 24.00 FEET; THENCE SOUTH AND PARALLEL WITH THE EAST RIGHT OF WAY LINE OF GRANT STREET 193.89 FEET; THENCE CONTINUING WEST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET 10.00 FEET; THENCE SOUTH AND PARALLEL WITH THE EAST RIGHT OF WAY LINE OF GRANT STREET 290.00 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF WEST 32ND AVENUE; THENCE WEST ALONG SAID NORTH RIGHT OF WAY LINE 20.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 9:

EASEMENT AND RIGHT OF WAY, FOR THE CONSTRUCTION, INSTALLATION, USE, OPERATION, MAINTENANCE, AND REPAIR OF AN ACCESS ROAD FOR INGRESS AND EGRESS THERETO, ALSO PUBLIC UTILITIES AND SERVICE FACILITIES ON, OVER, ALONG, UNDER, THROUGH AND ACROSS CERTAIN PROPERTY, AS DESCRIBED IN THAT CERTAIN RIGHT OF WAY EASEMENT BETWEEN RUSSELL H. MCBRIDE AND THE UNITED STATES OF AMERICA DATED DECEMBER 3, 1954, RECORDED JANUARY 19, 1955 IN BOOK 626, PAGE 238, AS ASSIGNED BY THAT CERTAIN QUITCLAIM DEED BETWEEN UNITED STATES OF AMERICA AND THE CITY OF GARY DATED APRIL 29, 1965, RECORDED AS DOCUMENT NUMBER 623001, AS ASSIGNED BY THAT CERTAIN SPECIAL WARRANTY DEED BETWEEN THE CITY OF GARY AND THE INSURED DATED OCTOBER 17, 2012, RECORDED NOVEMBER 19, 2012, AS DOCUMENT NUMBER 2012-081474.

PARCEL 10:

EASEMENT CREATED BY INSTRUMENT DATED DECEMBER 3, 1954 AND RECORDED JANUARY 19, 1955 IN MISCELLANEOUS RECORD 626 PAGE 238 AS DOCUMENT NO. 811940, MADE BY RUSSELL H. MCBRIDE, SUCCESSOR TRUSTEE UNDER DEED MADE BY THE TOLLESTON CLUB OF CHICAGO, RECORDED DECEMBER 20, 1926 AS DOCUMENT NO. 226426, IN DEED RECORD 388 PAGE 535, PURSUANT TO ORDER ENTERED MAY 12, 1943 IN LAKE SUPERIOR COURT AS CAUSE NO. 59249, GARY TO THE UNITED STATES OF AMERICA AND ITS ASSIGNS, COVERING THE FOLLOWING DESCRIBED REAL ESTATE; A TRACT OF LAND SITUATED IN THE WEST 1/2 OF GOVERNMENT LOT 8, SECTION 21, TOWNSHIP 38 NORTH RANGE 8 WEST OF THE SECOND PRINCIPAL MERIDIAN, ACCORDING TO GOVERNMENT SURVEY OF 1872, AS RECORDED IN PLAT BOOK 14 PAGE 36 IN THE OFFICE OF THE RECORDER OF LAKE COUNTY INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 20, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE SECOND P.M. SAID CORNER BEING A POINT ON THE EAST LINE OF SECTION 20 AND THE WEST LINE OF SECTION 21, SAID TOWNSHIP AND RANGE; THENCE NORTHERLY, ALONG SAID LINE A DISTANCE OF 2,846.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE FROM THE POINT OF BEGINNING NORTHERLY ALONG THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 100 FEET; THENCE EASTERLY AT RIGHT ANGLES TO THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 54.00 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTHERLY, ALONG THE EAST LINE OF GRANT STREET, A DISTANCE OF 25.00 FEET; THENCE EASTERLY AT RIGHT ANGLES TO THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 126.00 FEET, THENCE SOUTHERLY, PARALLEL TO THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 50.00 FEET; THENCE WESTERLY AT RIGHT ANGLES TO THE WEST LINE OF SAID SECTION 21 A DISTANCE OF 126.00 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTHERLY ALONG THE EAST LINE OF GRANT STREET, A DISTANCE OF 25.00 FEET; THENCE WESTERLY, A DISTANCE OF 54.00 FEET TO THE POINT OF BEGINNING.

PARCEL 11:

THAT PART OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN IN THE CITY OF GARY, IN LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS. BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET, WHICH IS 1,599.03 FEET, MORE OR LESS NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4 OF SECTION 21, SAID POINT OF BEGINNING BEING ON THE NORTH LINE OF ENTRANCE PARCEL TO U.S. ARMY SITE, AS THE SAID ENTRANCE PARCEL IS DESCRIBED IN RIGHT OF WAY EASEMENT, IN MISCELLANEOUS RECORD 626 PAGE 238 AS DOCUMENT NO. 811940, IN LAKE COUNTY, INDIANA; THENCE EAST AT RIGHT ANGLES AS TO THE EAST LINE OF GRANT STREET, ALONG THE NORTHEAST LINE OF SAID ENTRANCE PARCEL A DISTANCE OF 120 FEET; THENCE NORTH AND PARALLEL TO THE EAST LINE OF GRANT STREET, A DISTANCE OF 100 FEET; THENCE WEST AT RIGHT ANGLES A DISTANCE OF 120 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTH ALONE THE EAST LINE OF GRANT STREET, A DISTANCE OF 100 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY, INDIANA.

PARCEL 12:

THAT PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF SAID NORTHWEST 1/4 WHICH IS 2081.98 FEET NORTH OF THE SOUTH LINE OF THE SAID NORTHWEST 1/4 OF SAID SECTION, THE SAID POINT OF BEGINNING DESIGNATED AS SECTION 2 PLUS 35 AS INDICATED ON RIGHT OF WAY GRANT TO THE STATE HIGHWAY DEPARTMENT OF INDIANA, PROJECT NO. 265, SECTION 23, THENCE EAST AT RIGHT ANGLES TO

THE WEST LINE OF SAID NORTHWEST 1/4 OF SAID SECTION A DISTANCE OF 204 FEET; THENCE NORTH AND PARALLEL TO THE WEST LINE OF SAID NORTHWEST 1/4 OF SAID SECTION A DISTANCE OF 381.27 FEET, MORE OR LESS, IN THE SOUTH RIGHT OF WAY LINE OF THE NORTHERN INDIANA PUBLIC SERVICE COMPANY’S PROPERTY; THENCE WEST ALONG THE SAID SOUTH RIGHT-OF-WAY LINE OF THE SAID NORTHERN INDIANA PUBLIC SERVICE COMPANY, A DISTANCE OF 204 FEET TO A POINT ON THE WEST LINE OF THE NORTHWEST 1/4 OF SAID SECTION; THENCE SOUTH ALONG THE WEST LINE OF THE SAID NORTHWEST 1/4 OF SAID SECTION TO THE PLACE OF BEGINNING. EXCEPTING THEREFROM THAT PART DEEDED TO THE STATE OF INDIANA, LITTLE CALUMET RIVER BASIN DEVELOPMENT COMMISSION BY CLERK’S DEED RECORDED APRIL 26, 1995 AS DOCUMENT NO. 95022966, DESCRIBED AS FOLLOWS:

PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, MORE PRECISELY DESCRIBED AS: BEGINNING AT A POINT ON THE WEST LINE OF SAID NORTHWEST 1/4, WHICH IS 517 FEET SOUTH OF THE NORTHWEST CORNER OF SECTION 21; THENCE EAST ON A LINE PARALLEL WITH THE NORTH LINE OF SAID SECTION 21 A DISTANCE OF 204 FEET; THENCE NORTH ON A LINE PARALLEL WITH THE WEST LINE OF SAID SECTION 21 A DISTANCE OF 239.27 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF THE NORTHERN INDIANA PUBLIC SERVICE COMPANY’S PROPERTY; THENCE WEST ALONG THE SAID SOUTH RIGHT OF WAY LINE OF SAID NORTHERN INDIANA PUBLIC SERVICE COMPANY A DISTANCE OF 204 FEET TO A POINT ON THE WEST LINE OF THE NORTHWEST 1/4 OF SAID SECTION; THENCE SOUTH ALONG THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 239.27 FEET TO THE POINT OF BEGINNING, IN THE CITY OF GARY, LAKE COUNTY, INDIANA.

PARCEL 13:

PART OF THE SOUTHWEST 1/4, NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE SECOND PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 2032.94 FEET NORTH AND 194 FEET EAST OF THE SOUTHWEST CORNER OF THE NORTHWEST 1/4, SOUTHWEST 1/4 OF SAID SECTION 21, THENCE EAST AND PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST 1/4, SOUTHWEST 1/4 OF SAID SECTION 21, A DISTANCE OF 107.28 FEET; THENCE NORTH AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST 1/4, NORTHWEST 1/4 OF SAID SECTION 21, A DISTANCE OF 290 FEET; THENCE WEST AND PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST 1/4, SOUTHWEST 1/4 OF SAID SECTION 21, A DISTANCE OF 107.28 FEET; THENCE SOUTH AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST 1/4, NORTHWEST 1/4 OF SAID SECTION 21, A DISTANCE OF 290 FEET TO THE POINT OF BEGINNING, ALL IN THE CITY OF GARY, LAKE COUNTY, INDIANA.

PARCEL 14:

THE NORTH 100 FEET OF THE FOLLOWING:

THAT PART OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE SECOND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1599.03 FEET, MORE OR LESS, NORTH OF THE SOUTH LINE OF SAID NORTHWEST QUARTER OF SECTION 21, SAID POINT OF BEGINNING BEING ON THE NORTH LINE OF ENTRANCE PARCEL TO U. S. ARMY SITE, AS THE SAID ENTRANCE PARCEL IS DESCRIBED IN RIGHT OF WAY EASEMENT, IN MISCELLANEOUS RECORD 626, PAGE 238, DOCUMENT NUMBER 811940, IN LAKE COUNTY, INDIANA, THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET, ALONG THE NORTH LINE OF SAID ENTRANCE PARCEL A DISTANCE OF 120 FEET; THENCE NORTH AND PARALLEL TO THE EAST LINE OF GRANT STREET, A DISTANCE OF 200 FEET; THENCE WEST AT RIGHT ANGLES A DISTANCE OF 120 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTH ALONG THE EAST LINE OF GRANT STREET, A DISTANCE OF 200 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY, INDIANA.

THE ABOVE FEE PARCELS ARE DESCRIBED BELOW TO CREATE AN OVERALL PERIMETER DESCRIPTION AS FOLLOWS:

A PART OF THE NORTHWEST QUARTER SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST, OF THE 2ND PRINCIPAL MERIDIAN IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID NORTHWEST QUARTER; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE WEST LINE OF THE NORTHWEST QUARTER, 2081.98 FEET TO THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG SAID WEST LINE OF THE NORTHWEST QUARTER, 45.95 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, LEAVING THE WEST LINE OF THE NORTHWEST QUARTER AND INTO THE NORTHWEST QUARTER, 204.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST, 45.95 FEET; THENCE NORTH 89 DEGREES 59 MINUTES 47 SECONDS EAST, 411.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 245.00 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 711.40 FEET; THENCE SOUTH 00 DEGREES 01 MINUTE 14 SECONDS WEST, 1148.11 FEET TO THE NORTH LINE OF 32ND AVE.; THENCE NORTH 88 DEGREES 57 MINUTES 58 SECONDS WEST, ALONG SAID NORTH LINE OF 32ND AVE., 1152.17 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 724.34 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 120.00 FEET TO THE EAST LINE OF GRANT STREET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE EAST LINE OF GRANT STREET, 115.00 FEET; THENCE NORTH 89 DEGREES 57 MINUTES 49 SECONDS EAST, 126.00 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 15 SECONDS EAST, 49.92 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 126.00 FEET TO THE EAST LINE OF GRANT STREET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE EAST LINE OF GRANT

STREET, 482.95 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 54.00 FEET TO THE POINT OF BEGINNING, CONTAINING 34.429 ACRES.

EXHIBIT B

New Properties

TA Site No.	Property Address
237	8560 Greenwood Rd., Greenwood, LA 71033.
170	435 Winton Parkway, Livingston, CA 95334.
369	3001 Grant Street, Gary, IN 46408

EXHIBIT C

Petro Properties

TA Site No.	Property Address
369	3001 Grant Street, Gary, IN 46408